UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2017 (September 25, 2017)

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Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 450 Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Central Texas Rehabilitation Hospital – Austin, Texas

On September 25, 2017, Global Medical REIT Inc. (the “Company”), through a wholly-owned subsidiary of Global Medical REIT L.P., its operating partnership (the “OP”), closed on the acquisition of (i) a 59,258 square-foot, inpatient rehabilitation facility known as the Central Texas Rehabilitation Hospital (the “Rehab Facility”) and (ii) approximately 1.27 acres of land adjacent to the Rehab Facility that has been planned to accommodate the development of a 40-bed, long-term acute care hospital (the “Developable Land,” and together with the Rehab Facility, the “Austin Facility”), for an aggregate purchase price of $40,650,000. The Company previously reported on a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “Commission”) on July 6, 2017 that it had entered into a purchase agreement (the “Austin Purchase Agreement”) with Norvin Austin Rehab LLC, a Delaware limited liability company and an affiliate of Norvin Healthcare Properties (the “Austin Seller”), to acquire the Austin Facility.

Upon the closing of the acquisition of the Austin Facility, the Company, through a wholly-owned subsidiary of the OP, assumed the Austin Seller’s interest, as lessor, in the absolute triple-net lease (the “Austin Facility Lease”) with CTRH, LLC, which is a joint venture between subsidiaries of Kindred Healthcare and Seton Healthcare, which is part of the Ascension Health System. The Austin Facility Lease has a remaining lease term of approximately 9.6 years, subject to four, five-year renewal options by the tenant, and initial annual rent will be approximately $2.9 million, subject to annual increases of approximately 3.0%. 80% of the lease payments are guaranteed by Kindred Healthcare. Pursuant to the Austin Facility Lease, the tenant has the right during the initial lease term to cause the landlord to develop the Developable Land, at the landlord’s sole cost and expense, so long as both the landlord and tenant agree to a development plan and the lease terms that will govern the tenant’s occupancy of the Developable Land upon its completion. The Austin Facility Lease also contains a right of first offer, which, upon notification of the landlord’s intent to sell the Austin Facility, allows the tenant to submit an offer to purchase the Austin Facility from the landlord on the landlord’s proposed terms and a right of first refusal, which, upon receipt of an offer from a third party to purchase the Austin Facility, allows the tenant to purchase the Austin Facility from the landlord on the same terms.

The above description of the terms and conditions of the Austin Facility Lease is only a summary and is not intended to be a complete description of its terms and conditions. All of the terms and conditions of the lease are set forth in the Austin Facility Lease that is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information disclosed above in Item 1.01 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Closing of Accordion Feature

On September 28, 2017, the OP received aggregate commitments of up to $50 million from certain of its lenders pursuant to the accordion feature (the “Accordion”) under its revolving credit facility (the “Credit Facility”) by and among the Company, as guarantor, the OP, as borrower, and certain subsidiaries of the OP, as guarantors (such subsidiaries, the “Subsidiary Guarantors”) and BMO Harris Bank, N.A., as Administrative Agent, the terms of which were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K as filed with the Commission on March 6, 2017 and are herein incorporated by reference. The Subsidiary Guarantors and the Company are guarantors of the obligations under the Accordion. The amount available to borrow from time to time under the Accordion is limited according to a quarterly borrowing base valuation of certain properties owned by the Subsidiary Guarantors.

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Closing of Austin Facility

In connection with the closing of the acquisition of the Austin Facility, the OP incurred approximately $40.3 million of additional indebtedness under the Credit Facility. As of September 25, 2017, the outstanding balance under the Credit Facility was approximately $126.1 million.

Item 8.01	Other Events.

On September 29, 2017, the Company announced the declaration of a pro rata cash dividend of $0.2396 per share to holders of its Series A Preferred Stock of record as of October 15, 2017, to be paid on October 31, 2017. This dividend represents the Company’s initial partial quarterly dividend on its Series A preferred stock for the period from September 15, 2017 (the issuance date of the Series A Preferred Stock) through October 30, 2017.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on September 29, 2017, announcing the closing of the acquisition of the Austin Facility, the closing of the Accordion and the Series A Preferred Stock dividend declaration before this report was filed. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
10.1	Lease Agreement, dated September 17, 2010, between Prevarian Hospital Partners, LP and CTRH, LLC.
99.1	Press Release, dated September 29, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber Secretary and General Counsel

Dated: September 29, 2017

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Lease Agreement, dated September 17, 2010, between Prevarian Hospital Partners, LP and CTRH, LLC.
99.1	Press Release, dated September 29, 2017.

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